UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3 TO

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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PetVivo Holdings, Inc.
(Name of Registrant As Specified in Charter)

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PetVivo Holdings, Inc.

12100 Singletree Lane

Suite 186

Eden Prairie, MN 55344

Dear Shareholders:

We are informing you that our Board of Directors unanimously along with our shareholders owning a majority of our outstanding common stock, have approved the following two actions:

(i) the completion of our acquisition of Gel-Del Technologies, Inc., a Minnesota corporation (“Gel-Del”) incident to a Plan of Exchange to be filed with the Secretary of State of Nevada (the "Plan of Exchange"), after which Gel-Del will become a wholly-owned subsidiary of PetVivo Hldings, Inc. (“PetVivo”); and

(ii) ratifying the appointment by the Board of Directors of two new directors, Dr. David B. Masters and Randall A. Meyer ("Ratification of Appointment of New Directors").

These actions were approved by written consent on the record date of April 10, 2015 by our Board of Directors and by shareholders owning a majority of our voting capital stock, in accordance with Nevada Revised Statutes. No stockholder meeting will be held in connection with the matters discussed in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to rules under the Securities Exchange Act of 1934, as amended, these two corporate actions will not become effective until at least twenty (20) days after the date this Information Statement has been mailed to our shareholders.

Thank you for your continued support of and interest in PetVivo.

For the Board of Directors

By:	/s/ John Lai
John Lai Chief Executive Officer

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INFORMATION STATEMENT REGARDING

ACTIONS TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

"We," "us," "our," “PetVivo” and the "Company" refers to PetVivo Holdings, Inc., a Nevada corporation and its wholly-owned Minnesota subsidiary PetVivo Inc.

This Information Statement is being furnished to the shareholders of PetVivo Holdings, Inc. as of April 10, 2015 in connection with actions taken by written consent of holders of a substantial majority of our outstanding common shares. These corporate actions consist of (i) approving and adopting the acquisition of Gel-Del Technologies, Inc., a Minnesota corporation (“Gel-Del”) through a Plan of Exchange (the "Plan of Exchange"), pursuant to which Gel-Del will become our wholly-owned subsidiary , and (ii) ratifying the appointment by our Board of Directors of two new directors (the "Ratification of New Directors").

On April 10, 2015, we obtained the approval of the Plan of Exchange and the Ratification of Appointment of New Directors by written consent of our stockholders that are the record holders of 6,672,653 shares of common stock, which represents an aggregate 88.66 % of the voting power of as of the record date of April 10, 2015. The Plan of Exchange and the Ratification of New Directors will not become effective until at least twenty (20) days after the mailing of this Information Statement to our shareholders and the filing of the Plan of Exchange with the Secretary of State of Nevada. The names of the shareholders of record who hold in the aggregate a majority of our total issued and outstanding common stock and who signed the written consent of stockholders are: (i) John Lai holding of record 3,557,939 shares of common stock (46.21%); (ii) John F. Dolan holding of record 843,894 shares of common stock (1 0.96%); (iii) Dr. David B. Masters ho lding of record 1,460,645 shares of common stock ( 18.97%); and (iv) Randall Meyer holding of record 810,175 shares of common stock ( 10.52%).

The date on which this Information Statement will be sent to our shareholders will be on or about June ___, 2015.

All members of our Board of Directors have approved the Plan of Exchange with Gel-Del and the appointment of our two new directors and shareholders owning a substantial majority of our outstanding common stock have approved these two proposed corporate actions. No other votes or consents are required or necessary.

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (612) 296-7305. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

Pursuant to our Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of our outstanding votes is required to approve and effect these two corporate actions by this written consent. As of the record date of April 10, 2015, we had 7,700,314 shares of voting common stock issued and outstanding. The consenting stockholders who approved these written actions own of record an aggregate of 6,672,653 shares of common stock, which represents approximately 86.66 % of the voting rights associated with our shares of common stock. Each shareholder is entitled to one vote per share of common stock.

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Under Nevada law, our shareholders are not entitled to any dissenting shareholder or appraisal rights relating to these two corporate actions.

PROPOSAL I

PLAN OF EXCHANGE TO ACQUIRE GEL-DEL

On April 10, 2015 our Board of Directors and majority shareholders, believing it to be in our best interests and our shareholders, approved a Plan of Exchange with Gel-Del whereby through a stock exchange we will acquire all outstanding capital stock of Gel-Del in exchange for 4,150,000 shares of our common stock. After this stock exchange is completed, Gel-Del will become our wholly-owned subsidiary and we will then have 11,850,314 shares of common stock outstanding.

This Plan of Exchange will become effective upon its filing with the Secretary of State of Nevada.

On November 21, 2014, we entered into a stock exchange agreement (the "Stock Exchange Agreement") with Gel-Del. Upon closing, this merger transaction will result in Gel-Del becoming our wholly owned subsidiary through a statutory Plan of Exchange complying with the corporate laws of both Nevada and Minnesota. This statutory stock exchange merger was approved by our shareholders and the shareholders of G el-Del, and will result in an exchange by Gel-Del shareholders on a pro rata basis of all outstanding capital stock of Gel-Del in consideration for 4,150,000 shares of our common stock. Since these 4,150,000 shares will not constitute a majority of our post-merger outstanding capital stock , there will be no change of our control incident to this transaction. Post-merger management of the combined companies will include all four current principal officers of PetVivo and Gel-Del, and their respective management positions are set forth in the Stock Exchange Agreement. Upon completion of this merger, we will acquire all Gel-Del technology and related patents and other intellectual property (IP) and production techniques, as well as Gel-Del’s modern and secure biomedical product manufacturing facilities in St. Paul.

The Stock Exchange Agreement provided for certain material conditions to be satisfied or waived by closing, including: (i) we shall have secured at least $l,500,000 in equity financing through a private placement on terms governed by the Stock Exchange Agreement; (ii) we shall have maintained its status as a DTC eligible publicly traded company and have filed all reports to the SEC required by our status as a registered reporting company; (iii) all outstanding preferred shares and any other convertible securities, warrants, and options of Gel-Del shall be converted, exercised or canceled prior to closing; (iv) Gel-Del must obtain audited financial statements complying with the requirements of U.S. federal securities laws; (v) completion and execution of post-merger employment contracts for the principal executive officers of PetVivo and Gel-Del; and (vi) election and designated positions of directors and principal officers for the post-merger combined companies. Additional terms of the Stock Exchange Agreement include guidelines for post-merger management salaries and related employment provisions, approval of a post-merger operations budget, numerous standard warranties and representations of both parties, and standard termination and indemnification provisions, all as detailed in the Stock Exchange Agreement. The Stock Exchange Agreement also requires our Chief Executive Officer, John Lai, to escrow 50% of our shares of common stock owned by him until we have either obtained $5 Million equity financing or has become listed on Nasdaq or the New York Stock Exchange. Upon satisfying one of these conditions, Mr. Lai must remain employed by us to recover his shares from escrow, provided that one-eighth of the escrowed shares will be released to him each quarter of a following two-year period. If Mr. Lai voluntarily terminates his employment or is terminated for cause during this two-year period, he must forfeit to us any remaining shares.

Gel-Del is a biomaterial and medical device development and manufacturing company with its offices and production facilities in St. Paul, Minnesota, and was founded in 1999 by its Chief Executive Officer, Dr. David B. Masters. Dr. Masters developed Gel-Del’s innovative proprietary biomaterials which simulate a body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices. The chief advantage of Gel-Del’s biomaterials is their enhanced biocompatibility with living tissues throughout the body. Through this stock exchange, PetVivo will have acquired all Gel-Del’s technology and related patents and other intellectual property (IP) and production techniques, as well as Gel-Del’s modern and secure biomedical product manufacturing facilities in St. Paul, Minnesota.

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This acquisition of Gel-Del by us was made pursuant to a Stock Exchange Agreement dated November 21, 2015, which contained certain conditions to be performed by both parties prior to the completion of this stock exchange business combination. As of April 10, 2015, all conditions were satisfied or waived by both parties. The shareholders of Gel-Del approved this Stock Exchange Agreement at a Gel-Del shareholder meeting duly held on March 25, 2015.

Reason For Stock Exchange

Gel-Del is a biomaterial and medical device development and manufacturing company with its offices and production facilities based in St. Paul, Minnesota, and was founded in 1999 by its chief executive officer, Dr. David B. Masters. Dr. Masters developed Gel-Del’s proprietary biomaterials which simulate a body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices. The chief advantage of Gel-Del biomaterials is their enhanced biocompatibility with living tissues throughout the body. We are commercializing their technology in the veterinary field for the treatment of osteoarthritis. Gel-Del Technologies has also successfully completed a pivotal clinical trial using their novel thermoplastic biomaterial as a dermal filler for human cosmetic applications. Gel-Del Technologies’ core competencies are developing and manufacturing medical devices containing its proprietary thermoplastic protein-based biomaterials that mimic the body's tissue to allow integration, tissue repair, and regeneration for long-term implantation. These biomaterials are produced using a patented and scalable self- assembly production process. The inherent thermoplastic properties of these biomaterials are then utilized to manufacture or coat implantable devices

We were founded in 2013 by our current management, John Lai and John Dolan, and based in suburban Minneapolis, Minnesota. We are a biomedical device company which has been primarily engaged in the business of adapting human biomedical technology for products to be introduced for commercial sale in the veterinary market to treat pets and other animals suffering from arthritis and other painful afflictions. Our initial product, now being commercialized, is a medical device featuring injections of patented gel-like biomaterials into the afflicted body parts of pets or other animals suffering from osteoarthritis. The technology and manufacturing capability of this product was developed by Gel-Del and licensed to us for use to treat dogs and other animals, but not for treatment of human afflictions. While working together relating to this license agreement, we and Gel-Del determined to combine our two companies through a stock exchange merger for the purpose of creating one combined entity utilizing Gel-Del technology to produce, market and sell medical products based on Gel-Del technology for both animals and humans. After lengthy negotiations during 2014, the parties have entered into a definitive agreement for this merger.

Plan of Exchange and Effect of Stock Exchange

The Plan of Exchange for this business combination which will be filed with the Secretary of State of Nevada is as follows:

(i)	The Acquiring Entity is PetVivo Holdings, Inc., a Nevada corporation and the Acquired Entity is Gel-Del Technologies, Inc., a Minnesota corporation;

(ii)	The Plan of Exchange shall become effective upon its filing with the Secretary of State of Nevada pursuant to Chapter 92A of Nevada Revised Statutes;

(iii)

All outstanding shares of common stock of Gel-Del shall be exchanged on a pro rata basis by Gel-Del shareholders for 4,150,000 shares of our common stock. Gel-Del has no class of outstanding capital stock other than its common stock, and also has no issued or outstanding options, warrants or other rights capable of being exercised for or converted into its common stock;

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(iv)	Upon effectiveness of the Plan of Exchange, Gel-Del will become our wholly-owned subsidiary;

(v)

Upon effectiveness of the Plan of Exchange, our Articles of Incorporation and Bylaws will continue to be in full force and effect, and our Board of Directors and executive officers shall continue to be those persons serving immediately prior to such effectiveness; and

(vi)

The manner and basis of exchanging our common stock of PetVivo for all outstanding common stock of Gel-Del shall be as follows: upon the effectiveness of the Plan of Exchange, and without any action on the part of any Gel-Del shareholder, all outstanding common stock of Gel-Del shall on a pro rata basis be converted into shares of our common stock on the exchange conversion ratio of .6477 common share for each common share of Gel-Del; and

(vii)	No cash or other payment shall be made for any fractional shares resulting from this Plan of Exchange, but rather any fractional shares shall be rounded up or down to the nearest full share.

Closing of Gel-Del Technologies, Inc. Stock Exchange Agreement

As a result of the closing of the S tock Exchange Agreement:

(a)

We will issue 4,150,000 of PetVivo Shares to the shareholders of Gel-Del on a pro rata portion of the outstanding shares of Gel-Del. As a result of the closing of the Stock Exchange Agreement, the shareholders of Gel-Del will own a total of 4,150,000 restricted shares of our common stock.

(b)

We will acquire all Gel-Del technology and related patents and other intellectual property (IP) and production techniques, as well as Gel-Del’s modern and secure biomedical product manufacturing facilities in St. Paul.

(c)	Our p ost-merger management will include all four of our current principal officers and Gel-Del and their respective management positions are set forth in the Stock Exchange Agreement.

(d)

We provided a loan for working capital interim funding for Gel-Del until the c losing d ate consisting of an initial payment of $100,000 and monthly payments thereafter of $75,000, pursuant to which Gel-Del will execute a promissory note payable to us .

(e)

Our Chief Executive Officer, John Lai, shall escrow 50% of our common stock owned of record by him until we have either obtained $5,000,000 equity financing or have become listed on Nasdaq or the New York Stock Exchange. Upon satisfying one of these conditions, Mr. Lai must remain employed by us to recover his shares from escrow, provided that one-eighth of the escrowed shares will be released to him each quarter of a following two-year period. If Mr. Lai voluntarily terminates his employment or is terminated for cause during this two-year period, he must forfeit to us any remaining shares.

Material relationships between us and Gel-Del include the following:

(a)	John Dolan is on the Board of Directors of both PetVivo and Gel-Del; and

(b)

In 2013, we acquired a licensing and manufacturing and supply agreement (the "Licensing Agreement") from Gel-Del pursuant to which Gel-Del licensed to us their technology and we obtained supplies of biomaterials from Gel-Del for medical devices to treat pets and other animals suffering from arthritis or other painful afflictions. As of the c losing d ate, the Licensing Agreement will no longer be necessary since we own all technology and rights, which were the subject of the License Agreement.

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Information Regarding Gel-Del

Gel-Del is a biomaterial and medical device development and manufacturing company with its offices and production facilities in St. Paul, Minnesota, and was founded in 1999 by its Chief Executive Officer, Dr. David B. Masters. Dr. Masters developed Gel-Del’s innovative proprietary biomaterials which simulate a body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices. The chief advantage of Gel-Del’s biomaterials is their enhanced biocompatibility with living tissues throughout the body. Through this stock exchange, PetVivo will have acquired all Gel-Del’s technology and related patents and other intellectual property (IP) and production techniques, as well as Gel-Del’s modern and secure biomedical product manufacturing facilities in St. Paul, Minnesota.

Financial Statements

The following discussion should be read in conjunction with our unaudited financial statements and the related notes for the nine month period ended September 31, 2014 and September 30, 2013 tha t appear elsewhere in this Information Statement. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this Information Statement. Our reviewed financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Results of Operations

Nine Month Period Ended September 30, 2014 Compared to September 30, 2013

Total Revenues. During the nine month period ended September 30, 2014, Gel-Del generated $86,368 in revenue compared to $468,102 generated in revenue during the nin e month period ended September 30, 2013. During the nine month period ended September 30, 2014, Gel-Del's costs of services was $-0- compared to $266,873 incurred during the nine month period ended September 30, 2013. This resulted in a gross margin of $86,368 during the nine month period ended September 30, 2014 compared to a gross margin of $201,229 during the nine month period ended September 30, 2013.

Operating Expenses. Operating expenses during the nine month period ended September 30, 2014 were $562,239 compared to operating expenses of $426,393 incurred during the nine month period ended September 30, 2013. During the nine month period ended September 30, 2014, Gel-Del's operating expenses consisted of: : (i) research and development of $265,627 (2013: $100,032); and (ii) general and administrative of $296,612 (2013: $326,361).

O perating Loss . Thus, during the nine month period ended September 30, 2014, Gel-Del's operating loss was ($475,871) as compared to an operating loss of ($225,164) incurred during the nine month period ended September 30, 2013.

Other Income ( Expenses ). Other income ( expenses ) incurred during the nine month period ended September 30, 2014 were: (i) forgiveness of $492,372 (2013: $-0-); and (ii) interest expense of ($38,283) (2013: ($59,565)).

Net Loss.  Therefore, during the nine month period ended September 30, 2014, Gel-Del's net loss was ($21,782) or ($0.00) per share compared to a net loss of ($284,729) or ($0.08) during the nine month period ended September 30, 2013. The weighted average number of shares outstanding during the nine month period ended September 30, 2014 was 6,676,800 compared to 3,457,700 outstanding during the nine month period ended September 30, 2013.

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Liquidity and Capital Resources

Nine Month Period Ended September 30, 2014 .

As of September 30, 2014, Gel-Del's current assets were $ 114,776 and its current liabilities were $ 1,616,009 , which resulted in a working capital deficit of $ 1,501,233 .

As of September 30, 2014, Gel-Del's current assets were comprised of: (i) $ -0- in cash and cash equivalents; (ii) $ 75,956 in accounts receivable; and (iii) $ 38,820 in prepaid expenses. As of September 30, 2014, Gel-Del's total assets were $3 60,575 comprised of: (i) current assets of $ 114,776 ; (ii) $1 9,788 in deferred debt issue costs; (iii) $ 10,945 in fixed assets-net; and (iv) $21 5,066 in valuation of patens and trademarks - net. The slight increase in total assets during the nine month period ended September 30, 2014 from fiscal year ended December 31, 2013 was primarily due to an increase in current assets.

As of September 30, 2014, Gel-Del's current liabilities were comprised of: (i) $683,60 9 in accounts payable and accrued expenses; (ii) $ 16,651 in cash overdraft; (iii) $ 597,517 in related party payable; and (iv) $3 18,232 in notes payable . As of September 30, 2014, Gel-Del's total liabilities of $1,691,308 were comprised of $ 1,6 16,009 in current liabilities and $ 75,299 in long term debt. The de crease in total liabilities during the period ended September 30, 2014 from fiscal year ended December 31, 2013 was primarily due to the de crease in related party payable of $ 289,875 and of $ 445,772   in note payable.

Stockholders’ deficit de creased from ($ 1,469,407 ) at fiscal year ended December 31, 2013 to ($1, 330,733 ) as at September 30, 2014.

Cash Flows from Operating Activitie s. Gel-Del did no t generate positive cash flows from operating activities. During the nine month period ended September 30, 2014, net cash flows used in operating activities was ($ 439,632 ) Net cash flows used in operating activities consisted primarily of a net loss of ($ 21,782 ) and forgiveness of ($492,372) , which was adjusted by $7 5,939 in depreciation and amortization . Net cash flows used in operating activities was further changed by an increase in accounts receivable of $ 36,420 ; (ii) increase in accounts payable of $25,098; (iii) decrease in deferred debt costs of $13,045; and (iv) decrease of $3,140 in prepaid costs.

Cash Flows from Investing Activities. During the nine month period ended September 30, 2014, net cash flows used in investing activities was $ 53,179 relating to purchase of assets.

Cash Flows from Financing Activities. financed its operations primarily from debt or the issuance of equity instruments. During the nine month period ended September 30, 2014, net cash flows provided by financing activities was $ 489,145 consisting of $ 160,456 in common stock issued for cash and $353,126 in proc eeds from loans , which was offset by ($24,437) in reduction of debt .

Information Regarding PetVivo

PetVivo is based in Minneapolis, Minnesota and is an emerging biomedical device company focusing on the licensing and commercialization of innovative therapeutic medical devices for pets and other animals. Using its licensed patented technology, management intends to leverage developed advances in human bio-materials and the medical device industry to profitably commercialize and market healthcare treatments for pets and other animals.

Our strategy is to in-license proprietary products from human medical device companies specifically for use in pets. A key component of this strategy is the accelerated timeline to revenues for veterinary medical devices, which enter the market much earlier than the more stringently regulated pharmaceuticals. We have secured exclusive rights to our first product, an osteoarthritis medical device, which has been shown to be both safe and efficacious. We believe the administration of these initial therapeutic devices exceeds the benefits of those found in current remedies. Therefore, management believes that the commercialization of our initial therapeutic devices will provide veterinarians and pet owners safe, effective, and long-lasting treatments to improve the pet’s quality of life.

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We intend to license and distribute devices and therapeutics that are being developed for human use and license them for distribution in the veterinary markets. Management believes that this allows us to leverage the investment in the human biopharmaceutical industry to bring therapeutics to pets in a capital and time efficient manner. We can leverage the research capital expended to develop human clinical products and commercialize these products in the veterinary markets that offer a reduced regulatory environment and condensed timeline to product revenues. We anticipate building a portfolio of devices and therapeutics that we can distribute on an exclusive basis into the veterinary market.

We have secured the exclusive rights to commercialize protein-based biomaterials for the treatment of pain and inflammation associated with osteoarthritis in canine and equine animals. We believe that our treatment is superior to current methodology of using NSAID’s. NSAID’s have many side effects in canines and our treatment has less to none of the side effects. Based on the market studies discussed below, management believes that there are opportunities to expand in the bovine and feline market.

Description of Property

As of the date of this Information Statement, we do not own any interests in real estate. Our executive, administrative and operating offices are located at 12100 Singletree Lane, Suite 186, Eden Prairie, Minnesota 55344. We believe that our facilities are adequate for our needs and that additional suitable space will be available on acceptable terms as required.

Legal Proceedings

As of the date of this Information Statement, management is not aware of any legal proceedings contemplated by any governmental authority or any other party involving us or our properties. As of the date of this Information Statement, no director, officer or affiliate is (i) a party adverse to us in any legal proceeding, or (ii) has an adverse interest to us in any legal proceedings. Management is not aware of any other legal proceedings pending or that have been threatened against us or our properties.

Market Information

Our common stock is listed for quotation on the OTCQB under the symbol “PETV.” Our shares commenced trading approximately January 1, 2013. The following table sets forth the high and low bid prices relating to our common stock on a quarterly basis for the periods indicated as quoted by the OTC:QB stock market. These quotations reflect inter-dealer prices without retail mark-up, mark-down, or commissions, and may not reflect actual transactions.

Quarter Ended	High Bid	Low Bid

March 31, 2015
December 31, 2014
September 30, 2014
June 30, 2014	$0.0650	$0.0100
March 31, 2014	$0.0299	$0.0033
December 31, 2013	$0.0050	$0.0030
September 30, 2013	$0.0299	$0.0033
June 30, 2013	$0.0299	$0.0175

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Holders

The approximate number of stockholders of record as of the date of this Information Statement is 76 .The number of stockholders of record does not include beneficial owners of our common stock, whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries.

Dividend Policy

W e have never declared or paid a cash dividend on our capital stock. We do not expect to pay cash dividends on our common stock in the foreseeable future. We currently intend to retain our earnings, if any, for use in our business. Any dividends declared in the future will be at the discretion of our Board of Directors.

Unregistered Sales of Securities and Use of Proceeds

On April 29, 2014, our Board of Directors authorized the issuance of 21,096,002 pre-Reverse Stock Split shares of our restricted common stock valued at market on the day of issuance at a per share price of $0.032 per share resulting in an expense of $675,073.We had previously deferred $8,000 of services, which was earned during the three month period ended June 30, 2014, resulting in a total expense of $683,073.The shares of common stock were issued to United States residents andnon-United States residents in reliance on Section 4(2) and Regulation D and Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The individuals acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

On August 14, 2014, our Board of Directors authorized the issuance of 8,000 pre-Reverse Stock Split shares of our common stock to our Chief Executive Officer for services rendered and a further 5,333 pre-Reverse Stock Split shares of common stock to another officer for services rendered. The shares were all issued at $0.35 per share and value at market resulting in an expense of $38,000. The shares of common stock were issued to United States residents in reliance on Section 4(2) and Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The individuals acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

On February 11, 2015, we entered into that certain securities purchase agreement (the “Securities Purchase Agreement”) with Gemini Master Fund, Ltd. (“Gemini Master Fund”) for the acquisition by Gemini Master Fund of a convertible note (the "Note") and a common stock purchase warrant (the "Warrant") issued by us. The Note is in the principal amount of $460,000, which Note and Warrant were acquired by Gemini Master Fund for $400,000. We also incurred $5,000 for expenses of Gemini Master Fund, which resulted in receipt of net proceeds of $395,000.

On February 11, 2015, our Board of Directors authorized the execution of the Securities Purchase Agreement for acquisition by Gemini Master Fund of the Note and the Warrant. We relied on an exemption from the registration requirements of the Securities Act of 1933, as amended, (the “Act”) for the private placement of these securities pursuant to Section 4(a)(2) of the Act since Gemini Master Fund is an accredited investor, the transaction did not involve a public offering, Gemini Master Fund had access to us and our business and management, Gemini Master Fund took these securities for investment and not with a present view to resale, and we took appropriate measures to restrict the transfer of the securities.

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Financial Statements

The following discussion should be read in conjunction with our unaudited financial statements and the related notes for the nine month period ended December 31, 2014 and December 31, 2013 that appear elsewhere in this Information Statement. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this Information Statement. Our reviewed financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

We are a development stage company and have not generated any revenue. We have incurred recurring losses since inception. Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We believe we will require additional capital to meet our long-term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

Based on the high probability of consummation of the Stock Exchange Agreement, the accompanying 2014 condensed consolidated financial statements include the accounts of Petvivo Holdings, Inc. and its wholly owned subsidiaries, Gel Del Technologies, Inc. (from November 21, 2014, merger) and Cosmeta Corp, originally a wholly owned subsidiary of Gel Del Technologies. Cosmerta is now largely inactive. All intercompany accounts have been eliminated upon consolidation.

For accounting purposes the Stock Purchase Agreement is being treated as a purchase whereby the accounts of Gel Del are utilized from date of the acquisition or November 21, 2014 forward. The transaction was accounted for as follows:

November 21, 2014 4,150,000 shares of stock @ market price of 3.24 or $13,446,000

Assets assigned	(286,371)
Liabilities assumed	1,700,024
Total consideration	$14,859,653

We elected to impair its acquisition in its entirety at December 31, 2014.

We will also need to raise capital to successfully complete the funding component of the above transaction in the first half of 2015.

The following table presents the statement of operations for the period from April 1, 2014 to December 31, 2014.

For Period from April 1, 2014 to December 31, 2014

Revenues	$-

Total Operating Expenses	1,032,191

Total Other Income (Expense)	(14,859,653)

Net Income (loss) Before Interest	$(15,673,990)

Net Profit (Loss)	$(15,691,896)
Net loss per share - basic and diluted	$(2.07)

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For the Period From April 1, 2014 to December 31, 2014.

Total Revenues. For the period from April 1, 2014 to December 31, 2014, we did not generate any revenue.

Op erating Expenses. Operating expenses for the period from April 1, 2014 to December 31, 2014 were $1,032,191. For the period from April 1, 2014 to December 31, 2014, we incurred: (i) stock for services of $721,073; (ii) research and development of $35,314; and (iii) general and administrative of $275,804. Operating expenses substantially increased due to valuation of stock of $721,073 issued for services and an increase in general and administrative of $127,539 based on the increased scope and scale of our business operations, including negotiation of the merger and securities exchange agreement with Gel-Del. General and administrative expenses mainly consisted of: $89,825 in professional fees; and $110,000 for payroll expense. See "Part II. Item 2. Unregistered Sales of Securities and Use of Proceeds."

Other Income (Expenses). Other expenses for the period from April 1, 2014 to December 31, 2014 were $15,673,990 incurred as impairment loss, which was offset by $182,528 in derivative income and $35,326 incurred as forgiveness of debt. We had assumed a 12% convertible debenture in the principal amount of $100,000 to 6287182 Canada Inc., a private corporation organized under the laws of Canada. In accordance with the terms and provisions of the Debenture, 6287182 Canada had the right to convert the principal into shares of our restricted common stock at a per share price equal to 80% of the average closing price for 5 consecutive days prior to notice of conversion. We also assumed a second note which is a 12% convertible debenture in the principal amount of $50,000 to Brevets Futek MSM Ltee, a private corporation organized under the laws of Canada. In accordance with the terms and provisions of the convertible debenture, Brevets Futek MSM Ltee had the right to convert the principal into shares of our restricted common stock at a per share price equal to 80% of the average closing price for price for 5 consecutive days prior to notice of conversion.

We satisfied these debts by the issuance of shares of our common stock. Thus, we calculated derivative income of $182,528 as part of the satisfaction of these debts as the liability was satisfied. See "Part II. Item 2. Unregistered Sales of Securities and Use of Proceeds."

Net Loss Before Interest. Our net loss before interest for the period from April 1, 2014 to December 31, 2014 was ($15,673,990).

Interest Expense.  We incurred interest expense of $17,906 for the period from April 1, 2014 to December 31, 2014.

Net Loss.  Therefore, during the period from April 1, 2014 to December 31, 2014, our net loss was ($15,691,896) or per share of ($2.07). Net loss generally increased primarily due to the recording of the impairment of $15,673,990) and an increase in operating expenses of $883,926.

The weighted average number of shares outstanding during the period from April 1, 2014 to December 31, 2014 was 7,589,265.

Liquidity and Capital Resources

Six Month Period Ended December 31, 2014.

As of December 31, 2014, our current assets were $79,067 and our current liabilities were $2,104,180, which resulted in a working capital deficit of $2,025,1139.

As of December 31, 2014, our current assets were comprised of: (i) $935 in cash and cash equivalents; (ii) $30,000 in accounts receivable; and (iii) $48,132 in prepaid expenses. As of December 31, 2014, our total assets were $321,124 comprised of: (i) current assets of $79,067; (ii) $16,137 in deferred debt issue costs; (iii) $9.014 in fixed assets-net; and (iv) $216,906 in valuation of patens and trademarks - net. The increase in total assets during the nine month period ended December 31, 2014 from fiscal year ended March 31, 2014 was primarily due to the increase in valuation of patents and trademarks of $86,906 and in accounts receivable of $30,000.

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A s of December 31, 2014, our current liabilities were comprised of: (i) $683,602 in accounts payable and accrued expenses; (ii) $4,138 in derivative liability; (iii) $720,424 in related party payable; (iv) $380,516 in notes payable; and (v) $315,500 in notes payable - convertible debenture. As of December 31, 2014, our total liabilities were comprised of $2,104,180 in current liabilities and $68,566 in long term debt. The increase in total liabilities during the period ended December 31, 2014 from fiscal year ended March 31, 2014 was primarily due to the increase in related party payable of $720,424, in note payable of $321,690 and in note payable - convertible debentures of $165,500.

Stockholders’ deficit increased from ($301,811) at fiscal year ended March 31, 2014 to ($1,851,622) as at December 31, 2014.

Cash Flows from Operating Activitie s. We have not generated positive cash flows from operating activities due to a lack of a source of revenues. For the period from August 1, 2013 (inception) to December 31, 2014, net cash flows used in operating activities was ($258,.997) Net cash flows used in operating activities consisted primarily of a net loss of ($15,691,896), which was adjusted by: (i) $721,073 in valuation of shares issued for services; (ii) $7,860 in amortization provided by operating activities; (iii) $14,859,653 in impairment; and (iv) ($35,326) in forgiveness of debt. Net cash flows used in operating activities was further changed by an increase in accounts receivable of $23,805; (ii) increase in accrued interest payable of $11,673; (iii) an increase in accrued expenses of $74,299; and (iv) a decrease in derivative liability of $182,528.

Cash Flows from Investing Activities. For the period from August 1, 2014 (inception) to December 31, 2014, net cash flows provided by investing activities was $81,152 relating to purchase of assets.

Cash Flows from Financing Activities. We have financed our operations primarily from debt or the issuance of equity instruments. For the period from August 1, 2013 (inception) to December 31, 2014, net cash flows provided by financing activities was $315,500 consisting of $315,500 in proceeds from loans.

Material Commitments

Based on the high probability of consummation of the Stock Purchase Agreement, we have consolidated our financial statements with Gel Del and, therefore, assumed further liabilities.

License Agreement . Our wholly-owned subsidiary, PetVivo, entered into that certain exclusive license agreement and manufacturing and supply agreement dated August 2, 2013 (the "License Agreement") with Gel-Del pertaining to the manufacture and supply of products by Gel-Del derived from certain technology, including protein-based biomaterials and devices, which are beneficial for the veterinary treatment of animals having orthopedic joint afflictions (the "Technology"). In accordance with the terms and provisions of the License Agreement, Gel Del Technologies granted to us an exclusive, sub-licensable license to the Technology, which includes confidential information, trade secrets and other know-how that is proprietary to Gel-Del Technologies, in the entire world to: (a) use, distribute, sell, order to sell and have sold products in the field, which term is defined as the use of injected particulate substances for orthopedic veterinary treatments of the joints, which substance is either certain products or a substance that may require an FDA submission related to the products that include one or more drugs (the "Field"); (b) practice methods of use related to the use of injected particulate substances for orthopedic veterinary treatments of the joints covered by the Technology and utilizing products in the Field; and (c) otherwise to commercialize and exploit products in the Field.

In accordance with the terms and provisions of the License Agreement, we paid $130,000 and as of the date of this Quarterly Report owe the balance of $1,650,000 as a contingent liability depending upon certain funding and the closing of the Stock Exchange Agreement. The cash portion of the License Agreement has been capitalized at September 30, 2014.

Convertible Notes Payable . As of December 31, 2014, we have a note payable to an unrelated third party in the principal amount of $54,326 and accrues interest at 8% and payable on demand. The note is also convertible into shares of our common stock.

As of December 31, 2014, we have a further note payable to an unrelated party in the principal amount of $326,190, which accrued interest at 9%.

Convertible Debenture . On July 31, 2014, we received a loan in the form of a convertible debenture for $68,000. Terms indicate interest is at 8% due in one year with a 40% discount from the market price of the stock. We calculated a derivative expense based on the Black Scholes module with a risk free interest rate of 10% a volativity rate of 344.64%, which resulted in a liability of $897 at December 31, 2014.

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On October 14, 2014, we received a loan in the form of a convertible debenture for $43,000. Terms indicate interest is at 8% due in one year with a 40% discount from the market price of the stock. We calculated a derivative expense based on the Black Scholes module with a risk free interest rate of 10% a volativity rate of 344.64%, which resulted in a liability of $555 at December 31, 2014.

On October 21, 2014, we received a loan in the form of a convertible debenture for $42,000. Terms indicate interest is at 8% due in one year with a 40% discount from the market price of the stock We calculated a liability at December 31 2014 of $542.

On October 27, 2014, we received $102,500 in the form of a convertible debenture. Terms indicate an interest rate of 8% with a 42% discount to market due in nine months. At December 31, 2014, we calculated a derivative liability of $1,369.

On December 23, 2014, we received $60,000 in the form of a convertible debenture, interest at 85 with a 40% discount to market. At December 31, 2014, we recorded a derivative liability of $775.

At December 31, 2014 the derivative liability equaled $4,138 with the outstanding notes equaling $315,500.

Related Party Payable . We are indebted to related parties. At December 31, 2014, we owed $104,303 to officers of our subsidiary for advances, which have now been assumed by us. Terms indicate interest at 8%. We are also indebted to the officers of our subsidiary for unpaid salaries of $566,121 and to our officers of $50,000. The total amount equals $720,424.

Long-Term Debt . At December 31, 2014, through Gel Del, we are indebted on a SBA loan. Terms indicate interest at 5.25% and a liability of $68,566 to be paid January 17, 2017.

Gemini Master Fund Convertible Note . On February 11, 2015, we entered into that certain securities purchase agreement (the “Securities Purchase Agreement”) with Gemini Master Fund, Ltd. (“Gemini Master Fund”) for the acquisition by Gemini Master Fund of a convertible note (the "Note") and a common stock purchase warrant (the "Warrant") issued by us. The Note is in the principal amount of $460,000, which Note and Warrant were acquired by Gemini Master Fund for $400,000. We also incurred $5,000 for expenses of Gemini Master Fund, which resulted in receipt of net proceeds of $395,000. We intend to use the proceeds to satisfy outstanding notes of approximately $110,000 and the balance for working capital purposes.

The Securities Purchase Agreement contains customary representations and warranties of both us and Gemini Master Fund and miscellaneous other terms. The Note in the principal amount of $460,000 matures in seven months on September 11, 2015, with no interest due on the Note upon its maturity. We cannot prepay any principal of the Note prior to maturity although we have the right to redeem the Note for cash during its term for 112% of the outstanding principal amount. The Note is convertible into shares of our common stock anytime in whole or in part at the conversion price of $3.50 per share. The Note contains standard anti-dilution adjustment terms in the event of stock splits or combinations, stock dividends or distributions payable in shares, business combinations, or reclassifications. The Note also includes other conversion price adjustments including: (i) if we sell any common shares or grants or reprice any options or warrants or other convertible securities having a price per share lower than the conversion price of the Note, such a dilutive issuance requires the conversion price of the Note to be likewise reduced; (ii) if we issue any options, warrants or other stock rights to our shareholders entitling them to purchase common shares at a price lower than the most recent market bid price of our common stock, a proportionate adjustment must be made to the conversion price of the Note to adjust for such an event or events; (iii) if we enter into a fundamental transaction, such as a reorganization, recapitalization, spin-off, share exchange, merger or other business combination, Gemini Master Fund shall have the right to receive the same rights, participation or consideration as would have been received if the Note had been converted prior to the occurrence of the fundamental transaction.

Prior to its repayment, the Note also provides Gemini Master Fund the right to participate in any of our equity or debt financings upon the same terms and conditions provided with the additional benefit that the purchase price shall be discounted to Gemini Master Fund to 90% of the offering price of any such subsequent financing.

The Note also contains standard terms of default for failure to repay principal when due or failure of other terms of the Note including bankruptcy, breach of representations or warranties, change of our control, loss of public market trading eligibility, and failure to satisfy public information filings required by Rule 144.

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The Warrant grants Gemini Master Fund the right to purchase 66,000 shares of our common stock in whole or in part exercisable for $3.50 per share anytime during its five-year term. The Warrant also provides for a standard “cashless” exercise. The exercise price and number of warrant shares also are subject to anti-dilution adjustments and adjustments for the subsequent sale or grant of equity securities or derivatives basically the same as such adjustments for conversion of the Note.

Purchase of Significant Equipment

We do not intend to purchase any significant equipment during the next twelve months.

Off-Balance Sheet Arrangements

As of the date of this Information Statement,  we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Going Concern

The independent auditors' report accompanying our March 31, 2014 and March 31, 2013 financial statements contains an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business. We have suffered recurring losses from operations, have a working capital deficit and are currently in default of the payment terms of certain note agreements. These factors raise substantial doubt about our ability to continue as a going concern.

Changes in Certifying Accountant

We reported in a c urrent r eport on Form 8-K filed with the Securities and Exchange Commission on May __, 2015 that our B oard of Directors approved the appointment of Cutler & Co. LLC as its independent certifying accountant. The previously announced appointment of Danielle M. Adams, CPA of Adams Advisory LLC ha d been rescinded based upon Ms. Adams' inability to service us to the best of her ability based upon her current workload.

(a) On April 17, 2015, we accepted the resignation of Terry L. Johnson, CPA (“Johnson”) from his engagement to be the independent certifying accountant for us .

Other than an explanatory paragraph included in Johnson’s audit report for our fiscal years ended March 31, 2014 and 2013 relating to his uncertainty of our ability to continue as a going concern, the audit reports of Johnson on our financial statements for the last fiscal year ended March 31, 2014 and 2013 through April 17, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

D uring our 2014 and 2013 fiscal year and through the date of th e Current Report on Form 8-K : ( i ) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On May 5, 2015, our Board of Directors approved the engagement of Cutler & Co. LLC (“Cutler”), as our independent accountant effective immediately to audit our financial statements and to perform reviews of interim financial statements. During the fiscal years ended March 31, 2014 and 2013 through April 17, 2015 neither we nor anyone acting on our b ehalf consulted with Cutler regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered by Cutler on our financial statements; or (ii) any matter that was either the subject of a disagreement with Johnson or a reportable event with respect to Johnson.

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BO ARD OF DIRECTORS’

AND STOCKHOLDER APPROVAL

As our directors and holders of approximately 88.66 % of our voting power signed a written consent in favor of the Plan of Exchange , we are authorized to file the Plan of Exchange with the Nevada Secretary of State. The exchange will be effective upon the filing of the Plan of Exchange with the Secretary of State of the State of Nevada, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this information statement constitutes the only notice we will be providing stockholders.

PROPOSAL II

RATIFYING APPOINTMENT OF NEW DIRECTORS

On April 10, 2015, our Board of Directors appointed two new directors, Dr. David B. Masters and Randall A. Meyer, to serve until our next regular meeting of shareholders or until their successors are elected and shall qualify. Also on April 10, 2015, our majority shareholders, believing it to be in our best interests and our shareholders, adopted a resolution to ratify the appointment of these two new directors as of the effectiveness of the Plan of Exchange between us and Gel-Del.

Biographies

David B. Masters, Ph.D. Dr. Masters has served as our President, Chief Technical Office and as a member of the Board of Directors since April 10, 2 015. Dr. Masters served as founder, president, chief executive officer and chief technical officer of Gel-Del from 1999 until 2015. As the chief inventor of Gel-Del’s technology platform, Dr. Masters focused on Gel-Del's novel biomaterials, biomaterial applications, its intellectual property, development of the products in pre-clinical and clinical trials, and addressed Gel-Del's financial needs for taking forward its products with licensing agreements and equity investments totaling approximately $6 million. Dr. Masters also was the principal investigator in bringing in over $6 ,000,000 in National Institutes of Health government grants since inception of Gel-Del to forward its technology and products. He also served as chairman of the board of directors of Gel-Del from 1999 until its merger with us in 2015.

Dr. Masters is internationally recognized as an expert in biomaterials and local drug delivery. Over the past twenty years , Dr. Masters has developed novel biomaterial and drug delivery products, including implantable medical devices for neurologic, vascular, orthopedic, urologic and dermal applications.

Dr. Masters received his B.A. in Biochemistry and Biopsychology from Rutgers University, New Brunswick, NJ, with Scholar Distinction, and in 1989, a Masters Degree in Chemistry, and a Ph.D. in 1992 in Behavioral and Neural Sciences, from Rutgers University, Newark, NJ, including two awards for excellence in research. After Rutgers, he joined Harvard Medical School as a Research Fellow, Department of Anesthesiology, to study solid implantable dosage forms in collaboration with Dr. Robert Langer of M.I.T. This led to patented work on biodegradable polymers for local delivery of analgesic agents, a start-up company, and many published reports. Dr. Masters became an Instructor in Anesthesiology at Harvard before leaving for The Mayo Clinic (1993) where he was an Assistant Professor and Associate Consultant. His work using protein matrices has been funded by six NIH grants. Dr. Masters has over 60 peer reviewed publications, book chapters and abstracts, and over 30 patents issued, pending or applications. In 1999, Dr. Masters founded Gel-Del Technologies, Inc., which started operations in 2000 after he left Mayo Clinic.

Randall A. Meyer . Mr. Meyer has served as our Chief Operating Officer and as a member of our board of directors since April 10, 2015. Mr. Meyer served as chief operating officer of Gel-Del from January 2009 to April 2015 where he focused on business development and product pipeline expansion, in addition to his efforts to secure working capital. Mr. Meyer joined Gel-Del Technologies in January 2007 as a full-time business development consultant where he targeted new markets and applications for the company’s biomaterials and devices.

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Prior to joining Gel-Del, Mr. Meyer was chief operating officer at Softscope Medical Technologies Inc. where he guided the early-stage medical device company through successful preclinical studies, clinical trial approval and the securing of $4.5 million in capital. SoftScope was acquired by Fujinon. From 2003 until 2005 Mr. Meyer served as chief executive officer and as a member of the board of directors at Tactile Systems Technology, Inc., where his accomplishments include d securing private equity funding, developing a profitable reimbursement strategy and leading its vascular device through FDA compliance, clinical trials and a successful commercial launch. In addition, Mr. Meyer recruited the management team and board of directors who continue to grow this profitable business generating approximately $100 million in annual revenues.

Mr. Meyer has also served as elected member of the Edina School Board since 2002. He currently serves as board chair; a position the board has elected him to annually to since 2008. Edina Public Schools is a nationally recognized suburban public school district serving approximately 8,500 students. Mr. Meyer also served as the Chair of the Metro Services board of Minnesota Technology Inc., a non-profit chartered by the state legislature. Mr. Meyer has a Bachelor of Science degree in Agricultural Engineering Technology from the University of Wisconsin, River Falls, where he twice received the Chancellor’s Award for leadership, the University’s highest nonacademic honor.

Family Relationships

There are no family relationships among our current directors or officers and Dr. Masters or Mr. Meyer.

Involvement in Certain Legal Proceedings

During the past five years, neither Dr. Masters nor Mr. Meyer have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which Dr. Masters or Mr. Meyer were a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

BOARD OF DIRECTORS’

AND STOCKHOLDER APPROVAL

As our directors and holders of approximately 88.66 % of our voting power signed a written consent ratifying the appointment of Dr. Masters and Mr. Meyer as a member of the Board of Directors , we are authorized to appoint Dr. Masters and Mr. Meyer and to file a Current Report on Form 8-K with the Securities and Exchange Commission. The appointment of Dr. Masters and Mr. Meyer are effective as of April 10, 2015.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

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VOTING AND OTHER SHAREHOLDER RIGHTS

Holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of common stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. Holders of our common stock have no cumulative voting rights. Holders of our common stock have no preemptive rights to purchase the Company's common stock or rights or interests therein such as options and warrants. There are no conversion rights or redemption or sinking fund provisions with respect to our common stock.

DESCRIPTION OF SECURITIES

Description of Stock

Our Articles of Incorporation authorizes the issuance of 250,000,000 shares of common stock, par value $0.001 per share of which 7,700,314 shares were outstanding as of the date of this Information Statement and 25,000,000 shares of blank check preferred shares, par value $0.001 of which none are issued and outstanding. All of the outstanding shares of common stock are fully paid and non-assessable.

Voting Rights

Holders of shares of common stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of common stock outstanding will be able to elect all of our directors and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other

Holders of common stock have no cumulative voting rights. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Transfer Agent

Shares of common stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the common stock certificate, properly endorsed. No transfer shall be registered unless we are satisfied that such transfer will not result in a violation of any applicable federal or state security laws. Our transfer agent for our common stock is American Registrar & Transfer Co., 342 East 900 South, Salt Lake City, Utah 84111.

VOTE REQUIRED FOR APPROVAL

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by our Board of Directors and the written consent of the majority shareholders.

The Board of Directors has adopted, ratified and approved the Plan of Exchange and the Ratification of Appointment of New Directors . The securities that are entitled to vote approval of the Plan of Exchange and the Ratification of Appointment of New Directors consist of issued and outstanding shares of our $0.001 par value common voting stock outstanding on April 10, 2015 , the record date for determining shareholders who are entitled to notice of and to vote.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on April 10, 2015 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, we had 250 ,000,000 shares of common stock authorized with a stated par value of $0.001, of which 7,700,314 shares of common stock were issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by shareholders.

The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the board in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revised Statutes and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Shareholders and the holders of a controlling interest equaling approximately 88.66 % of the voting power of the Company, as of the record date, have consented to the action required to adopt Proposal One and Two above. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by its Board of Directors and hold office until their earlier death, retirement, resignation or removal. During fiscal year ended March 31, 2015, our Board of Directors did not hold any special meetings. Any corporate actions requiring approval by the Board of Directors was accomplished pursuant to unanimous written consents.. The Board of Directors did not hold an annual meeting during fiscal year ended March 31, 2015. We do not have any policy with regards to the members of our Board of Directors attendance at annual meetings of security holders.

Our directors and executive officers, their ages and positions who have held office before consummation of the Stock Exchange Agreement and currently ho ld office are as follows:

N ame	Age	Position

John Lai	51	President/Chief Executive Officer and a Director

John Dolan	49	Secretary, Treasurer/Chief Financial Officer and a Director

John Lai. Mr. John Lai has over thirty years of senior operations and financial experience and has served as president, chief financial officer and director of a number of corporations with a record of facilitating acquisitions, business launches, reverse mergers, and driving production revenue growth. Mr. Lai is recognized as an expert in the Powersports industry. He is on the expert consulting staff of Cohen research in NYC. Mr. Lai also contracts out to give analysis on the Powersports industry to mutual funds such as Janus, Neuberger Bergmen, and Fidelity.

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Mr. Lai currently serves as our Chief Executive officer and chairman since inception in 2013. We are based in Minneapolis, Minnesota, and an emerging biomedical device company focused on the licensing and commercialization of innovative medical devices for pets, or pet therapeutics. Mr. Lai also currently serves as chief executive officer and a director of Blue Earth Resources from 2012. Blue Earth, based in Burnsville, Minnesota, engages in the acquisition, operation and management of majority working interests in producing oil and gas leases. Its current oil and gas properties include producing oil and gas wells in northwestern Louisiana leases, which have many remaining undrilled locations to provide considerable future drilling and expansion opportunities for BlueEarth. Mr. Lai served as chief executive officer and a director of Rovrr Inc. from 2008-2011, which offers advanced marketing solutions and proven methodologies to deliver successful social media monetization applications with high user acceptance. Mr. Lai served as president and director of Viper Powersports since inception in 2002-2008. He was responsible for raising $28million in private equity. He managed the design and production of four of the state of the art American made cruisers and engine platforms in the motorcycle industry. He also negotiated the acquisition of Thor Inc. and two pending acquisitions within the Powersports industry. Mr. Lai has also served as a director and chief financial officer of Buyitnow.com from 1996-1999 where he managed the completion of a $35,000,000 private placement through Paine Webber. He was responsible financial operations and forecasting with revenues over $40,000,000 and 100 employees.

Mr. Lai served as an advisor to Tech-Squared and raised private capital, which later became Digital River (DRIV), where he provided advice on financing options, management team. Mr. Lai formed Genesis Capital Group, Inc. in 1992 as a Merchant Banking boutique focused on mergers and acquisitions, reverse mergers, deal structuring, and equity placements. Genesis Capital will commit its own capital to bring a transaction to its fruition. Mr. Lai has benefitted from years of networking within the industry to solve problems and situations in the small cap arena. Mr. Lai has completed over five transactions since the early 1990’s.

Prior to forming Genesis Capital Group, Inc. in 1992, he held various positions at investment firms. Between 1985 - 1992, Mr. Lai held positions at banking firms based in Chicago IL and NYC, NY. and Mpls, MN. He has been active in several charitable organizations. Mr. Lai has been quoted in Dow Jones News, Investors Daily, Minnesota Business Journal, Wall Street Journal, Finance and Commerce and several other business publications.

John F. Dolan. Mr. John Dolan has served as our director. Mr. Dolan is also corporate and intellectual property counsel for Holt Power Group Inc. Prior to joining Holt Power Group Inc., Mr. Dolan was a shareholder in Fredrikson & Byron's intellectual property group and was a co-chair of its Cleantech group. Mr. Dolan works with corporations to strategically secure and protect domestic and foreign patent rights in a variety of technologies, including chemical compounds and compositions, industrial processes, films and coatings, biomass and biomaterials, mechanical devices, food products, packaging, recycled and building materials, biofuels and other renewable energies.

Mr. Dolan also advises companies on all aspects of intellectual property asset protection as well as technology and corporate development. Consultations include projects related to technology transfer and licensing, intellectual property due diligence in mergers, acquisitions and investments, product clearance analysis and opinions, business plan development, corporate set-up and structure strategies and patent litigation.

Mr. Dolan has also assisted entrepreneurs in the formation and development of new companies and has provided target identification and negotiation services related to venture funding, strategic partnering, licensing and merger and acquisitions. Mr. Dolan was also the founder of a company that commercialized a green technology where he crafted the strategy for the development, protection and utilization of unique intellectual property to raise capital, manufacture and commercialize products and license its technology.

Mr. Dolan has served as a patent examiner with the U.S. Patent and Trademark Office where he examined patent applications related to organic chemistry and biotechnology. This opportunity coupled with his legal experience has provided him a unique perspective of the intellectual property field.

All directors hold office until the completion of their term of office or until their successors have been elected. All officers are appointed annually by the board of directors and, subject to employment agreements serve at the discretion of the board. Currently, our directors receive no compensation.

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There is no family relationship between any of our officers or directors. For the past ten years, there have been no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony.

Corporate Governance

Our Board of Directors does not currently have a compensation committee or nominating and corporate governance committee because, due to the Board of Director’s composition and our relatively limited operations, the Board of Directors believes it is able to effectively manage the issues normally considered by such committees. Our Board of Directors may undertake a review of the need for these committees in the future.

Audit Committee and Financial Expert

Presently, the Board of Directors acts as the audit committee. The Board of Directors does not have an audit committee financial expert. The Board of Directors has not yet recruited an audit committee financial expert to join the board of directors because we have only recently commenced a significant level of financial operations.

Code of Ethics

We do not currently have a Code of Ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We plan to adopt a Code of Ethics.

Director Independence

None of our directors are deemed independent. Our directors also hold positions as officers.

Shareholder Communications

Our Board of Directors has implemented a process for security holders to send communications to the Board of Directors . Communications can be addressed to our Chief Executive Officer, John Lai, 12100 Singletree Lane, Suite 186 , Eden Prairie, Minnesota 55344 .

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers or persons that may be deemed promoters is or have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated) ; (v) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: ( a ) a ny Federal or State securities or commodities law or regulation; or ( b ) a ny law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or ( c ) a ny law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (vi) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act ( 15 U.S.C. 78c(a)(26) )), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act ( 7 U.S.C. 1(a)(29) )), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance With Section 16(A) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2015.

Certain Relationships and Related Transactions and Director Independence

During March 2014, we issued an aggregate 1,222,000,000 shares of our common stock to our officers and directors. There have been no other related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

21

EXECUTIVE COMPENSATION TABLE

The table set forth below summarizes the annual and long-term compensation for services in all capacities to us payable to our principal executive officers during the years ended March 31, 2014 and 2013.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John Lai, current President/CEO and Director	2014	80,000	0	0	0	0	0	0	80,000

John F. Dolan, current Secretary, Treasurer/CFO and Director	2014	0	0	0	0	0	0	0	0

Gilbert Pomerleau, Prior CFO,	2014	0	0	0	0	0	0	0	0
Treasurer, Secretary and Director	2013	0	0	0	0	0	0	0	0

Ghislaine St-Hilaire, Prior	2014	0	0	0	0	0	0	0	0
President and Director	2013	0	0	0	0	0	0	0	0

Outstanding Equity Awards

As of March 31, 2014, the following named executive officers had the following unexercised options, stock that has not vested, and equity incentive plan awards:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	# Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Not Vested	Market Value of Shares or Units Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested	Value of Unearned Shares, Units or Other Rights Not Vested

John Lai, current President/CEO and Director	0	0	0	0	0	0	0	0	0

John F. Dolan, current Secretary, Treasurer/CFO and Director	0	0	0	0	0	0	0	0	0

Gilbert Pomerleau, Prior CFO, Treasurer, Secretary and Director	0	0	0	0	0	0	0	0	0

Ghislaine St-Hilaire, Prior President and Director	0	0	0	0	0	0	0	0	0

22

Stock Options/ SAR G rants . No grants of stock options or stock appreciation rights were made during the fiscal year ended March 31, 2014.

Long Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Director Compensation

Our directors received the following compensation for their service as directors during the fiscal year ended March 31, 2014:

	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
John Lai	0	0	0	0	0	0	0
John F. Dolan	0	0	0	0	0	0	0
Gilbert Pomerleau, Prior director	0	0	0	0	0	0	0
Ghislaine St-Hilaire, prior Director	0	0	0	0	0	0	0

SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of April 10, 2015 with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock; (ii) each director and executive officer of the Company; and (iii) directors and executive officers of the Company as a group. As of April 10, 2015, there were 7,700,314 shares of common stock of the Company issued and outstanding:

23

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent ofClass

Common Stock	John Lai 12100 Singletree Lane Suite 186 Eden Prairie, Minnesota 55344	3,557,939 shares CEO and Director	46.21%

Common Stock	John F. Dolan 12100 Singletree Lane Suite 186 Eden Prairie, Minnesota 55344	843,894 (1) CFO, Secretary and Director	10.96%

Common Stock	Dr. David B. Masters 1000 Westgate Drive Suite 127 St. Paul, Minnesota 55114	1,460,645 shares (2) President, CTO and Director	18.97%

Common Stock	Randall Meyer 1000 Westgate Drive Suite 127 St. Paul, Minnesota 55114	810,175 shares (3) COO and Director	10.52%

Common Stock	Officers & directors as a group (4 persons)	6,672,653	86.66%

____________

(1)	Mr. Dolan will also receive 345,628 shares of common stock incident to his pre-merger ownership of Gel-Del common stock.
(2)	Dr. Masters will also receive 2,246,377 shares of common stock of PetVivo incident to his pre-merger ownership of Gel-Del common stock.
(3)	Mr. Meyer will also receive 326,578 shares of common stock of PetVivo incident to his pre-merger ownership of Gel-Del common stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in these corporate actions which is not shared pro rata by all of our other shareholders.

24

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, the Company files reports, documents, and other information, including annual and quarterly reports on Form 10-K and Form 10-Q and current reports on Form 8-K, with the Securities and Exchange Commission (the “Commission”). These reports and information filed by us can be inspected and copied at the public reference offices of the Commission, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our filings with the Commission also are available to the public on the Commission’s Internet website at http://www.sec.gov.

We shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Information Statement, The address and telephone number to which such a request is to be directed are as follows: PetVivo Holdings, Inc., Attn: John Lai (CEO), 12100 Singletree Lane, Suite 186, Eden Prairie, MN 55344; telephone (612) 296-7305.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only.

By Order of the Board of Directors

Dated: June 2, 2015	By:	/s/ John Lai
Chief Executive Officer and Director

25

Gel-Del Technologies, Inc.

Consolidated Financial Statements

December 31, 2013 and 2012

F-1

Terry L. Johnson, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Gel Del Technologies, Inc.

We have audited the accompanying balance sheets of Gel Del Technologies, Inc.. as of December 31, 2013 and 2012 and the statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Management’s Responsibility for Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United State of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gel Del Technologies Inc. as of December 31, 2013 and 2012 and the results of its operations and its cash flows for the years ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States.

Emphasis of Matter

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the notes to the financial statements, the Company has a minimum cash balance available for payment of ongoing operating expenses, has experienced losses from operations since inception, and it does not have a source of revenue sufficient to cover its operating costs. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in the notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Terry L. Johnson, CPA

Casselberry, Florida

March 23, 2015

F-2

Gel Del Technologies, Inc.

Consolidated Balance Sheet

	December 31,	December 31,
Assets:	2013	2012
Current Assets
Cash and Cash Equivalents	$3,666	$42,200
Accounts Receivable	39,536	-
Inventory	-	-
Prepaid Expenses	35,680	14,597
Total Current Assets	78,882	$56,797
Deferred Debt Issue Costs	32,833	54,933
Fixed Assets-net	19,571	26,944
Patents and Trademarks-Net	229,200	225,359
Total Assets	$360,486	$364,033

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$658,511	$657,833
Derivative Liability	-	-
Related Party Payable	307,642	51,388
Note Payable	764,004	664,394
Note Payable-convertible debentures	-	-
Total Current Liabilities	1,730,157	1,373,615

Long Term Debt	99,736	124,875

Total Liabilities	1,829,893	1,498,490

Stockholders’ Equity:
Preferred Stock	18,074	18,074
Common Stock, Par value $0.01, Authorized 5,000,000 issued 3,457,700 and 3,446,600 respectively	34,577	34,466
Paid-In Capital	4,255,935	4,236,372
Retained Deficit	(5,777,993)	(5,423,369)
Total Stockholders' Equity	(1,469,407)	(1,134,457)
Total Liabilities and Stockholders' Equity	$321,124	$364,033

The accompanying notes are an integral part of these financial statements.

F-3

Gel-Del Technologies, Inc.

Consolidated Statement of Operations

	2013	2012

Revenues	$597,638	$892,903
Costs of Services	259,833	514,594
Gross Margin	337,805	378,309

Expenses:
Research and Development	202,120	-
General and Administrative	402,833	411,537
Operating Expenses	604,953	411,537

Operating Income (Loss)	(267,148)	(33,228)

Franchise Taxes	(560)	1,257
Interest (Expense)	(86,916)	(44,553)

Net Profit (Loss)	(354,624)	$(76,524)

Loss per Share, Basic	$(0.10)	(0.00)

Weighted Average Shares Outstanding	3,457,700	3,446,600

The accompanying notes are an integral part of these financial statements.

F-4

GEL DEL TECHNOLOGIES, INC.

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)

DECEMBER 31, 2013

	Preferred		Common Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Deficit	Total	Deficit	Total

Balance December 31, 2011	1,805,000	$18,050	3,446,600	34,466	$4,233,396	(5,346,845)	(1,060,933)	$(32,313,463)	$2,787,449

Issuance of Preferred	2,400	24			2,976		3,000		1,549,500
								-	673,550
								-	4,818,629
									394,350
Net Loss for the year						(76,524)	(76,524)	(6,859,767)	(6,859,767)

Balance December 31, 2012	1,807,400	18,074	3,446,600	34,466	4,236,372	(5,423,369)	(1,134,457)	$(39,173,230)	$3,363,711

Stock issued cash			11,100	111	19,563		19,674		-
Net Loss	-	-				(354,624)	(354,624)	-	277,085
	-	-						-	-
Net Loss for the Period								(194,289)	(194,289)
Balance December 31, 2013	1,807,400	$18,074	3,457,700	34,577	4,255,935	(5,777,993)	(1,469,407)	$(39,367,519)	$3,446,507

F-5

Gel Del Technologies, Inc.

Consolidated Statement of Cash Flows

Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period	$(354,624)	$(76,524)
Shares Issued for Services		-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization	84,591	22,093
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable	(39,536)	505
Increase in Accounts Payable	678	-
Decrease in Deferred Debt Costs	22,100	33,938
Increase (Decrease) in Prepaid Costs	(21,083)	(8,591)
Net Cash Used in Operating Activities	(307,874)	(28,579)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets	(81,059)	(15,872)
Net cash provided by Investing Activities	(81,059)	(15,872)

CASH FLOW FROM FINANCING ACTIVITIES:
Common Stock issued for Cash	19,674	3,000
Proceeds from Loans	355,864	12,081
Reduction of Debt	(25,139)	(23,982)
Net Cash Provided by Financing Activities	350,399	(8,901)

Net (Decrease) Increase in Cash	(38,534)	(53,352)
Cash at Beginning of Period	42,200	95,552
Cash at End of Period	$3,666	$42,200

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-	$-
Franchise and Income Taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt satisfied thru issuance of stock	$-	$-

The accompanying notes are an integral part of these financial statements.

F-6

Gel Del Technologies, Inc.

Notes to Financial Statements

December 31, 2013 and 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission.

 Gel Del Technologies, Inc (The Company) is, a Minnesota founded in 1999.

The Company is a biomaterial and medical device development and manufacturing company with its production facilities in St. Paul Minnesota. The Company has developed proprietary biomaterials which simulate the body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices.

(B) Principles of Consolidation

The accompanying 2013and 2012 consolidated financial statements include the accounts of the Company, and its wholly owned subsidiary, Cosmeta Corp. Cosmeta is now largely inactive. All intercompany accounts have been eliminated upon consolidation.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates include estimated useful lives and potential impairment of property and equipment, estimate of fair value of share based payments and derivative instruments and recorded debt discount, valuation of deferred tax assets and valuation of in-kind contribution of services and interest.

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At December 31, 2014 and December 31, 2013, the Company had no cash equivalents.

(E) Loss Per Share

In accordance with the accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share” basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

F-7

The computation of basic and diluted loss per share at December 31, 2014 excludes the common stock equivalents of the following potentially dilutive securities because their inclusion would be anti-dilutive:

December 31, 2013

Common Stock	3,457,700
Total	3,457,700

(F) Operating Leases

The Company leases approximately various facility space under an original 10-year lease executed in February 2006 and amended in November 2010 and agreed to certain concessions. The company is deferring such concessions thru the term of the current lease which expires in February 2016. Monthly straight-line rent expense calculation is $5,084 .The rent expense under this lease is $5,478.

Deferred rent payable at December 31, 2013 was $5,520 and is included under prepaid expense as a negative. a Deferred rent payable is the sum of the difference between the monthly rent payment and the straight-line monthly rent expense of an operating lease that contains escalated payments in future periods.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(I) Fair Value of Financial Instruments

The Company applies the accounting guidance under Financial Accounting Standards Board (“FASB”) ASC 820-10, “Fair Value Measurements”, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from m selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

F-8

The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

•	Level 1 - quoted market prices in active markets for identical assets or liabilities.

•

Level 2 - inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 - unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company's financial instruments consist of accounts payable, accrued expenses, notes payable, notes payable - related party, loan payable - related party, convertible notes payable, convertible notes payable - related party and deferred rent payable. The carrying amount of the Company's financial instruments approximates their fair value as of December 31, 2013and 2012, due to the short-term nature of these instruments.

The Company accounts for its derivative liabilities, at fair value, on a recurring basis under level 3.

(J) Embedded Conversion Features

The Company evaluates embedded conversion features within convertible debt under ASC 815 “Derivatives and Hedging” to determine whether the embedded conversion feature(s) should be bifurcated from the host instrument and accounted for as a derivative at fair value with changes in fair value recorded in earnings. If the conversion feature does not require derivative treatment under ASC 815, the instrument is evaluated under ASC 470-20 “Debt with Conversion and Other Options” for consideration of any beneficial conversion features.

(K) Derivative Financial Instruments

Fair value accounting requires bifurcation of embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing the convertible debt instruments, management determines if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

(L) Beneficial Conversion Feature

For conventional convertible debt where the rate of conversion is below market value, the Company records a "beneficial conversion feature" ("BCF") and related debt discount.

When the Company records a BCF, the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument (offset to additional paid in capital) and amortized to interest expense over the life of the debt.

F-9

(M) Debt Issue Costs and Debt Discount

 The Company may record debt issue costs and/or debt discounts in connection with raising funds through the issuance of debt. These costs may be paid in the form of cash, or equity (such as warrants). These costs are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amounts is immediately expensed.

(N) Stock-Based Compensation - Non Employees

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

Pursuant to ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur. If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (“PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model. The ranges of assumptions for inputs are as follows:

•

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2(f)(2)(i) of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and holder’s expected exercise behavior into the fair value (or calculated value) of the instruments. The Company uses historical data to estimate holder’s expected exercise behavior. If the Company is a newly formed corporation or shares of the Company are thinly traded the contractual term of the share options and similar instruments is used as the expected term of share options and similar instruments as the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

•

Expected volatility of the entity’s shares and the method used to estimate it. Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index. The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility. If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

•

Expected annual rate of quarterly dividends. An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends. The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

•

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services. Section 505-50-30 provides guidance on the determination of the measurement date for transactions that are within the scope of this Subtopic.

F-10

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a share option and similar instrument that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC paragraph 505-50-30-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

(o) Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity-which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). The Company adopted this pronouncement for the three months ended August 31, 2014.

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-12, “Compensation – Stock Compensation ( Topic 718 ); Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in this ASU apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. For all entities, the amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. Entities may apply the amendments in this ASU either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this Update as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. Additionally, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost. This updated guidance is not expected to have a material impact on our results of operations, cash flows or financial condition. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

All other newly issued accounting pronouncements but not yet effective have been deemed either immaterial or not applicable.

F-11

NOTE 2 - PROPERTY AND EQUIPMENT

	December 31, 2013	December 31, 2012	Estimated Useful Life
Furniture and Equipment	36,996	35,373	5-7
Leasehold Improvements	76,430	76,430	5-10

	113,426	111,803
Less: Accumulated Depreciation	(93,855)	(84,859)
Property and Equipment, Net	$19,571	26,944

Depreciation expense was $8,996 for the year ended December 31, 2013 and $14,280 in 2012.

NOTE 3 - PATENTS AND TRADEMARKS

The Company capitalizes its patents and trademark costs and amortizes these over lives of between 5 and 10 years. At December 31, 2013 costs equaled $555,666 with accumulated amortization of $326,466.. Trademark costs were $30,298 and accumulated amortization of $27,077.

NOTE 4 - RELATED PARTY PAYABLE

The Company is indebted to related parties. At December 31, 2013 $307,642 is owed to officers for accrued salaries and advances. Terms indicate interest at 8%.

NOTE 5 - NOTE PAYABLE

At December 31, 2013 the Company had two notes payable:

December 31, 2013

Note payable unrelated third party, interest @9%	764,004

NOTE 6 - LONG TERM DEBT

At December 31, 2013 the Company is indebted on a SBA loan. Terms indicate interest at 5.25% and a liability of $99,736 to be paid January 17, 2017.

F-12

NOTE 7 - GOING CONCERN

As reflected in the accompanying financial statements, the Company had a negative equity and a material loss.

Management intends to raise additional funds thru a private placement or thru the public process Management believes that the actions presently being taken to further implement its business plan will enable the Company to continue as a going concern. While the Company believes in the viability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate funds

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that other than the following no material events existed:

1. On November 21, 2014 the company was acquired via an exchange of stock by a publicly traded company. The transaction was accounted for as follows by the acquirer:

November 21, 2014, 4,150,000 shares of stock @market price of 3.24 or $13,446,000

Assets assigned	(286,371)

Liabilities assumed	1,700,024

Total consideration	$14,859,653

The Acquirer elected to impair its acquisition in its entirety at December 31, 20

F-13

Gel-Del Technologies, Inc.

 Consolidated Financial Statements

September 30, 2014 and 2013

F-14

Gel Del Technologies, Inc.

Consolidated Balance Sheet

	September 30,	December 31,
Assets:	2014	2013
Current Assets
Cash and Cash Equivalents	-	$3,666
Accounts Receivable	75,956	39,536
Inventory	-	-
Prepaid Expenses	38,820	35,680
Total Current Assets	114,776	$78,882
Deferred Debt Issue Costs	19,788	32,833
Fixed Assets-net	10,945	19,571
Patents and Trademarks-Net	215,066	229,200

Total Assets	$360,575	$360,486

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$683,609	$658,511
Cash overdraft	16,651	-
Related Party Payable	597,517	307,642
Note Payable	318,232	764,004
Note Payable-convertible debentures	-	-
Total Current Liabilities	1,616,009	1,730,157

Long Term Debt	75,299	99,736

Total Liabilities	1,691,308	1,829,893

Stockholders’ Equity:
Preferred Stock	18,491	18,074
Common Stock, Par value $0.01, Authorized 10,000,000 issued 6,676,800 and 3,457,700 respectively	66,768	34,577
Paid-In Capital	4,383,783	4,255,935
Retained Deficit	(5,799,775)	(5,777,993)
Total Stockholders' Equity	(1,330,733)	(1,469,407)
Total Liabilities and Stockholders' Equity	$360,575	$321,124

The accompanying notes are an integral part of these financial statements.

F-15

Gel-Del Technologies, Inc.

Consolidated Statement of Operations

Nine Months Ended September 30,

	2014	2013

Revenues	$86,368	$468,102
Costs of Services	-	266,873

Gross Margin	86,368	201,229

Expenses:
Research and Development	265,627	100,032
General and Administrative	296,612	326,361
Operating Expenses	562,239	426,393

Operating Income (Loss)	(475,871)	(225,164)

Forgiveness	492,372

Franchise Taxes	-	-
Interest (Expense)	(38,283)	(59,565)

Net Profit (Loss)	(21,782)	$(284,729)

Loss per Share, Basic	$(0.00)	(0.08)

Weighted Average Shares Outstanding	6,676,800	3,457,700

The accompanying notes are an integral part of these financial statements.

F-16

Gel Del Technologies, Inc.

Consolidated Statement of Cash Flows

Nine Months Ended September 30,

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period	$(21,782)	$(284,729)
Forgiveness	(492,372)	-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization	75,939	24,490
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable	(36,420)	-
Increase in Accounts Payable	25,098	(16,123)
Decrease in Deferred Debt Costs	13,045	17,071
Increase (Decrease) in Prepaid Costs	(3,140)	(2,705)
Net Cash Used in Operating Activities	(439,632)	(261,996)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets	(53,179)	(65,331)
Net cash provided by Investing Activities	(53,179)	(65,331)

CASH FLOW FROM FINANCING ACTIVITIES:
Common Stock issued for Cash	160,456	19,674
Proceeds from Loans/Cash overdraft	353,126	288,326
Reduction of Debt	(24,437)	(22,883)
Net Cash Provided by Financing Activities	489,145	285,127

Net (Decrease) Increase in Cash	(3,666)	(42,200)
Cash at Beginning of Period	3,666	42,200
Cash at End of Period	-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-	$-
Franchise and Income Taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt satisfied thru issuance of stock	$-	$-

The accompanying notes are an integral part of these financial statements.

F-17

Gel Del Technologies, Inc..

Notes to Financial Statements

September 30, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission.

 Gel Del Technologies, Inc (The Company) is, a Minnesota founded in 1999.

The Company is a biomaterial and medical device development and manufacturing company with its production facilities in St. Paul Minnesota. The Company has developed proprietary biomaterials which simulate the body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices.

(B) Principles of Consolidation

The accompanying 2014 and 2013 consolidated financial statements include the accounts of the Company, and its wholly owned subsidiary, Cosmeta Corp. Cosmeta is now largely inactive. All intercompany accounts have been eliminated upon consolidation.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates include estimated useful lives and potential impairment of property and equipment, estimate of fair value of share based payments and derivative instruments and recorded debt discount, valuation of deferred tax assets and valuation of in-kind contribution of services and interest.

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At September 30, 2014 and December 31, 2013, the Company had no cash equivalents.

(E) Loss Per Share

In accordance with the accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share” basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

F-18

The computation of basic and diluted loss per share at September 30, 2014 excludes the common stock equivalents of the following potentially dilutive securities because their inclusion would be anti-dilutive:

September 30, 2014

Common Stock	3,457,700
Total	3,457,700

(F) Operating Leases

The Company leases approximately various facility space under an original 10-year lease executed in February 2006 and amended in November 2010 and agreed to certain concessions. The company is deferring such concessions thru the term of the current lease which expires in February 2016. Monthly straight-line rent expense calculation is $5,084 .The rent expense under this lease is $5,478.

Deferred rent payable at September 30, 2014 was $5,520 and is included under prepaid expense as a negative. a Deferred rent payable is the sum of the difference between the monthly rent payment and the straight-line monthly rent expense of an operating lease that contains escalated payments in future periods.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(I) Fair Value of Financial Instruments

The Company applies the accounting guidance under Financial Accounting Standards Board (“FASB”) ASC 820-10, “Fair Value Measurements”, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from m selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

•	Level 1 - quoted market prices in active markets for identical assets or liabilities.

•

Level 2 - inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 - unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

F-19

The Company's financial instruments consist of accounts payable, accrued expenses, notes payable, notes payable - related party, loan payable - related party, convertible notes payable, convertible notes payable - related party and deferred rent payable. The carrying amount of the Company's financial instruments approximates their fair value as of December 31, 2014 and March 31, 2014, due to the short-term nature of these instruments.

The Company accounts for its derivative liabilities, at fair value, on a recurring basis under level 3.

(J) Embedded Conversion Features

The Company evaluates embedded conversion features within convertible debt under ASC 815 “Derivatives and Hedging” to determine whether the embedded conversion feature(s) should be bifurcated from the host instrument and accounted for as a derivative at fair value with changes in fair value recorded in earnings. If the conversion feature does not require derivative treatment under ASC 815, the instrument is evaluated under ASC 470-20 “Debt with Conversion and Other Options” for consideration of any beneficial conversion features.

(K) Derivative Financial Instruments

Fair value accounting requires bifurcation of embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing the convertible debt instruments, management determines if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

(L) Beneficial Conversion Feature

For conventional convertible debt where the rate of conversion is below market value, the Company records a "beneficial conversion feature" ("BCF") and related debt discount.

When the Company records a BCF, the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument (offset to additional paid in capital) and amortized to interest expense over the life of the debt.

(M) Debt Issue Costs and Debt Discount

 The Company may record debt issue costs and/or debt discounts in connection with raising funds through the issuance of debt. These costs may be paid in the form of cash, or equity (such as warrants). These costs are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amounts is immediately expensed.

F-20

(N) Stock-Based Compensation - Non Employees

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

Pursuant to ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur. If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (“PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model. The ranges of assumptions for inputs are as follows:

•

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2(f)(2)(i) of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and holder’s expected exercise behavior into the fair value (or calculated value) of the instruments. The Company uses historical data to estimate holder’s expected exercise behavior. If the Company is a newly formed corporation or shares of the Company are thinly traded the contractual term of the share options and similar instruments is used as the expected term of share options and similar instruments as the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

•

Expected volatility of the entity’s shares and the method used to estimate it. Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index. The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility. If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

•

Expected annual rate of quarterly dividends. An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends. The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

•

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services. Section 505-50-30 provides guidance on the determination of the measurement date for transactions that are within the scope of this Subtopic.

F-21

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a share option and similar instrument that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC paragraph 505-50-30-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

(o) Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity-which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). The Company adopted this pronouncement for the three months ended August 31, 2014.

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-12, “Compensation – Stock Compensation ( Topic 718 ); Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in this ASU apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. For all entities, the amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. Entities may apply the amendments in this ASU either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this Update as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. Additionally, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost. This updated guidance is not expected to have a material impact on our results of operations, cash flows or financial condition. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

All other newly issued accounting pronouncements but not yet effective have been deemed either immaterial or not applicable.

F-22

NOTE 2 - PROPERTY AND EQUIPMENT

	September 30, 2014	December 31, 2013	Estimated Useful Life
Furniture and Equipment	36,996	36,996	5-7
Leasehold Improvements	76,430	76,430	5-10

	113,426	113,426
Less: Accumulated Depreciation	(102,481)	(93,855)
Property and Equipment, Net	$10,945	19,571

Depreciation expense was $8,626 for the nine months ended September 30, 2014.

NOTE 3 - PATENTS AND TRADEMARKS

The Company capitalizes its patents and trademark costs and amortizes these over lives of between 5 and 10 years. At September 30, 2014 costs equaled $600,199 with accumulated amortization of $385,133.

NOTE 4 - RELATED PARTY PAYABLE

The Company is indebted to related parties. At September 30, 2014 $597,517 is owed to officers for accrued salaries and advances. Terms indicate interest at 8%.

NOTE 5 - NOTE PAYABLE

At September 30, 2014 the Company had two notes payable

September 30, 2014
Note payable unrelated third party, interest @9%	764,004

NOTE 6 - LONG TERM DEBT

At September 30, 2014 the Company is indebted on a SBA loan. Terms indicate interest at 5.25% and a liability of $75,299 to be paid January 17, 2017.

F-23

NOTE 7 - GOING CONCERN

As reflected in the accompanying financial statements, the Company had a negative equity and a material loss.

Management intends to raise additional funds thru a private placement or thru the public process Management believes that the actions presently being taken to further implement its business plan will enable the Company to continue as a going concern. While the Company believes in the viability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate funds

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that other than the following no material events existed:

1. On November 21, 2014 the company was acquired via an exchange of stock by a publicly traded company. The transaction was accounted for as follows by the acquirer:

November 21, 2014 4,150,000 shares of stock @market price of 3.24 or $13,446,000

Assets assigned	(286,371)

Liabilities assumed	1,700,024

Total consideration	$14,859,653

The Acquirer elected to impair its acquisition in its entirety at December 31, 2014

F-24

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited Pro Forma Combined Balance Sheet is derived from the financial statements of Petvivo Holdings, Inc. and Gel Del Technologies as of December 31, 2014. The Pro Forma Combined Balance Sheet and Pro Forma Combined Income Statement reflect the stock purchase agreement, dated November 21, 2014 between Petvivo Holdings, Inc.. and the individual owners of 100% of the outstanding stock in Gel Del Technologies, Inc. which became a wholly owned subsidiary. The pro forma financial statements presented below account for Gel Del Technologies being a wholly owned subsidiary updated thru December 31, 2014. The Pro Forma Combined Financial Statements account for the acquisition as a purchase whereby the excess consideration paid is be recorded as goodwill and then analyzed for any impairment.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the financial statements of Petvivo Holdings, Inc. The unaudited Pro Forma Combined Statements of Operations do not purport to represent what the results of operations would actually have been if the acquisition had occurred on the date indicated or to project the results of operations from any future period or date. The pro forma adjustments, as described in the accompany data, are based on available information and the assumptions are set forth in the notes thereto, which management believes are reasonable.

F-25

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

DECEMBER 31, 2014

	Petvivo Holdings,	Gel Del Technologies,	Pro Forma	Pro Forma
	Inc.	Inc.	Adjustments	Combined
Assets
Current Assets:
Cash	$1,370	$(435)	$-	$935
Accounts receivable, net	30,000	-	-	30,000
Inventory, net	-	-	-	-
Prepaids	-	48,132	-	48,132
Total Current Assets	31,370	47,697	-	79,067

Property and equipment, net	-	9,014	-	9,014

Other Assets
Trademarks and Patents		216,906		216,906
Other	293,000	1,282,319	(1,559,182)	16,137
Goodwill	-	-	14,859,653	-
Total Other Assets	293,000	1,499,225	(14,859,653)	233,043

Total Assets	$324,370	$1,555,936	$(1,559,182)	$321,124

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable & accrued expenses	$10,016	$673.586	-	$683,602
Derivative Liability	4,138	-	-	4,138
Related Party Payable	50,000	670,424	-	720,424
Note Payable	54,326	326,190		380,516
Notes payable-Debentures	315,500	-		315,500
Total Current Liabilities	433,980	1,670,200	-	2,104,180

Long Term Debt		68,566		68,566

Stockholders' Equity:
Common Stock	7,620		-	7,620
Common Stock		98,939	(1(98,939)	-
Preferred Stock		18,481	(1(18,481)	-
Common Stock to be issued	-	-	(14,150	4,150
Additional paid-in capital	25,249.339	4,383,783	23,716,884	53,350,006
Accumulated deficit	(25,366,569)	(4,684,033)	(25,162,796)	(55,213,398)
Total Stockholders' Equity	(109,610)	(182,830)	1,559,182	(1,851,622)

Total Liabilities and Stockholders' Equity	$324,370	$1,555,936	$1,559,182	$321,124

The accompanying notes are an integral part of these financial statements

F-26

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2014

		Gel Del Technologies, Inc.
		(Nov. 21, 2014 to December 31,	Pro Forma	Pro Forma
	Petvivo Inc.	2014)	Adjustments	Combined

Revenues	$-	$-	-	$-
Cost of revenues	-	-	-	-

Gross profit	-	-	-	-

Operating Expenses:
Selling, general & administrative	1,107,088	121,617	-	1,228,705

Total operating expenses	1,107,088	121,617	-	1,228,705

Net income from operations	(1,107,088)	(121,617)	-	(1,228,705)

Other income (expenses):
Derivative and Forgiveness Income	414,368	-	-	414,368
Interest expense	(12,000)	(5,906)	-	(17,906)
Impairment	-	-	(a)(14,859,653)	(14,859,653)
Total other income (expenses)	402,368	(5,906)	(14,859,653)	(14,463,191)

Net income (loss) before taxes	$(704,720)	(127,523)	$(14,859,653)	$(15,691,896)

Tax provisions	-	-	-	-

Net income (loss) after taxes	$(704,720)	$(127,523)	$(14,859,653)	$(15,691,896)

Gain (loss) per share				$(2.16)

Weighted average shares outstanding				7,620,314

The accompanying notes are an integral part of these financial statements.

F-27

ICON VAPOR, INC.

NOTES TO UNAUDTED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Combined Financial Statements give effect to the following adjustments:

(a)

On November 21, 2014, Petvivo Holdings, Inc. entered into a stock purchase agreement with individuals whom hold all the outstanding stock of Gel Del Technologies, Inc., a private company incorporated under the laws of the state of Minnesota.

(b)

On November 21, 2014 Petvivo Holdings, Inc. recorded the transaction by recognizing 4,150,000 shares of its stock at a market price on that day of $3.24 for total value of $13,446,000. Petvivo then assumed liabilities of $1,700,024 which exceeded the assets assumed of $286,371 resulting in a total valuation of $14,859,653. This amount was then impaired in full.

The purchase price allocation has been determined as follows:

Purchase Price
Shares (4,150,000 shares at fmv $3.24 on Nov. 21, 2014)	13,446,000
Liabilities Assumed in Excess of Assets (1,700,024-286,371	1,413,653
Total Purchase Price		14,859,653

Goodwill Impaired		(14,859,653)

F-28